8. Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
7. Subsequent Events

On January 11, 2017, the Company executed a non-binding Letter of Intent (“LOI”) with Grom Holdings, Inc., a Delaware corporation (“Grom”), whereby the Company reached an agreement in principle to acquire all of Grom’s issued and outstanding common stock. Darren Marks, Melvin Leiner and Dr. Thomas Rutherford are directors of both companies and Messrs. Marks and Leiner are the principal shareholders of both companies. Under the terms of the LOI, the Company will issue 4.17 shares of our common stock in exchange for every share of Grom common stock issued and outstanding at closing. It is anticipated that Grom will have no more than 25 million of its common shares issued and outstanding immediately prior to the closing date.

The proposed transaction is subject to various conditions, including but not limited to execution of applicable Exchange Agreements, approval of the same by both of the Company’s shareholders, completion of independent financial audits of Grom for the years ended December 31, 2016 and 2015, the issuance of an order of effectiveness to a registration statement the Company intends to file on Form S-4 and various other matters.

On February 10, 2017 we received and accepted a subscription for 400,000 Units from one of our directors and received net proceeds of $300,000 ($.75 per share). Each Unit consists of one share of the Company’s Common Stock and one Common Stock Purchase Warrant exercisable to purchase one share of the Company’s Common Stock at an exercise price of $1.50 per share. In addition, Messrs. Marks and Leiner, two of our directors and our principal shareholders, voluntarily redeemed an aggregate of 400,000 shares of their stock so as to avoid dilution to other existing shareholders arising as a result of this equity financing.